Exhibit 99.1

Press Release — For Immediate Release
April 17, 2015

Penns Woods Bancorp, Inc. Reports First Quarter 2015 Operating Earnings

Williamsport, PA — April 17, 2015 - Penns Woods Bancorp, Inc. (NASDAQ: PWOD)

Penns Woods Bancorp, Inc. continued its solid earnings and growth achieving net income of $3,355,000 for the three months ended March 31, 2015 resulting in basic and dilutive earnings per share of $0.70.

Highlights

•
Net income from core operations (“operating earnings”), which is a non-generally accepted accounting principles (GAAP) measure of net income excluding net securities gains and bank owned life insurance gains on death benefits, decreased to $2,919,000 for the three months ended March 31, 2015 compared to $3,036,000 for the same period of 2014.  Impacting the three month period was an increase in the provision for loan losses of $215,000, due to the level of charge-offs related to commercial loans. In addition, the investment portfolio has declined $50,731,000 from March 31, 2014 to March 31, 2015 as part of our strategy to position the balance sheet for a rising rate environment.

•	Operating earnings per share for the three months ended March 31, 2015 were $0.61 basic and dilutive compared to $0.63 basic and dilutive for the same period of 2014.

•	Return on average assets was 1.06% for the three months ended March 31, 2015 compared to 1.15% for the corresponding period of 2014.

•	Return on average equity was 9.76% for the three months ended March 31, 2015 compared to 10.58% for the corresponding period of 2014.

“The three months ended March 31, 2015 have seen several areas of focus for the Penns Woods family. Branch expansion and renovation continues to move forward as the building of the Lewisburg branch is underway and a new Spring Mills branch will be under construction in the coming months. We have focused resources on succession planning as we evaluate and train our employees for the future success of Penns Woods. While these projects were progressing, we were also in the midst of continuing the shift in the earning asset portfolio from investments to loans. This strategic action has been underway over the past twelve plus months as we focused on shortening the earning asset portfolio per our strategy to reduce interest rate and market price risk,” said Richard A. Grafmyre, CFP®, President and CEO.

A reconciliation of the non-GAAP financial measures of operating earnings, operating return on assets, operating return on equity, and operating earnings per share, described in the highlights, to the comparable GAAP financial measures is included at the end of this press release.

Net Income

Net income, as reported under GAAP, for the three months ended March 31, 2015 was $3,355,000 compared to $3,469,000 for the same period of 2014.  Results for the three months ended March 31, 2015 compared to 2014 were impacted by an increase in after-tax securities gains of $177,000 (from a gain of $259,000 to a gain of $436,000).  In addition, a gain of $174,000 on death benefits related to bank owned life insurance was recorded during the first quarter of 2014.  Basic and dilutive earnings per share for the three months ended March 31, 2015 were $0.70 compared to $0.72 for the corresponding periods of 2014.

Return on average assets and return on average equity were 1.06% and 9.76% for the three months ended March 31, 2015 compared to 1.15% and 10.58% for the corresponding period of 2014.

Net Interest Margin

The net interest margin for the three months ended March 31, 2015 was 3.69% compared to 3.96% for the corresponding periods of 2014.  The decline in the net interest margin was driven by a decreasing yield on the loan and investment portfolios due to the continued low rate environment. The impact of the declining earning asset yield and decreasing investment portfolio balance was partially offset by a 15.02% growth in gross loans from March 31, 2014 to March 31, 2015 resulting in net interest income remaining flat compared to the comparable three month period of 2014. The primary funding for the loan growth was an increase in core deposits.  These deposits represent a lower cost funding source than time deposits and comprise 78.33% of total deposits at March 31, 2015 compared to 76.79% at March 31, 2014.  The continued growth in core deposits has led to the total cost of deposits decreasing slightly to 40 basis points ("bp") for the three months ended March 31, 2015 from 41 bp for the corresponding period of 2014.  Limiting the positive impact on the net margin caused by the growth in core deposits was the lengthening of the time deposit portfolio as part of our strategy to prepare the balance sheet for a rising rate environment.

“The net interest margin continues to decrease each quarter by several basis points which is consistent with industry trends. To offset the negative impact of declining yields on net interest income, we have focused on increasing the earning asset portfolio by adding quality short and intermediate term loans such as home equity loans, even though these new earning assets are at lower yields than legacy assets. The investment portfolio continues to be actively managed in order to reduce interest rate and market risk. The principal action undertaken over the past twelve plus months was the sale of long-term municipal bonds that had a maturity date of 2025 or later and securities with a call date within five years.  Proceeds generated from the strategic selling of bonds have been, and continue to be, deployed primarily into loans with limited reinvestment into intermediate term corporate bonds and short and intermediate term municipal bonds.  These actions do negatively impact current earnings, but the actions play a key role in our long-term asset liability management strategy as the earning asset portfolio is shortened to better prepare for a rising rate environment,” commented President Grafmyre.

Assets

Total assets increased $51,696,000 to $1,268,833,000 at March 31, 2015 compared to March 31, 2014.  Net loans increased $120,953,000 to $933,044,000 at March 31, 2015 compared to March 31, 2014 primarily due to campaigns related to increasing home equity product market share during 2014 and 2015 and growth in the commercial portfolio.  The investment portfolio decreased $50,731,000 from March 31, 2014 to March 31, 2015 due to our strategy to reduce the investment portfolio duration through the selective selling of bonds as opportunities develop. The combination of loan portfolio growth and a decrease in the size of the investment portfolio has resulted in a shortening of the overall earning asset portfolio duration consistent with a strategy to reduce the interest rate and market risk exposure to a rising rate environment.

Non-performing Loans

The non-performing loans to total loans ratio decreased to 1.18% at March 31, 2015 from 1.29% at March 31, 2014.   The ratio decreased in spite of an increase in non-performing loans due to a more significant increase in total loans from March 31, 2014 to March 31, 2015. The increase in non-performing loans to $11,157,000 at March 31, 2015 from $10,614,000 at March 31, 2014 is primarily the result of certain commercial loans becoming non-performing.  The majority of non-performing loans are centered on several loans that are either in a secured position and have sureties with a strong underlying financial position or have a specific allocation for any impairment recorded within the allowance for loan losses.  Net loan charge-offs of $453,000 for the three months ended March 31, 2015 negatively impacted the allowance for loan losses which was 1.15% of total loans at March 31, 2015. The majority of the loans charged-off had a specific allowance within the allowance for loan losses.

Deposits

Deposits increased $13,463,000 to $996,489,000 at March 31, 2015 compared to March 31, 2014. Core deposits (total deposits excluding time deposits) increased $25,739,000, while higher cost time deposits decreased $12,276,000 due to our commitment to building complete banking relationships with our customers.  Noninterest-bearing deposits increased $27,491,000 to $246,231,000 at March 31, 2015 compared to March 31, 2014.  Driving this growth is our commitment to easy-to-use products, community involvement, and emphasis on customer service.  While deposit gathering efforts have centered on core deposits, the lengthening of the time deposit portfolio is in process as part of the strategy to build balance sheet protection in a rising rate environment.

Shareholders’ Equity

Shareholders’ equity increased $4,699,000 to $137,004,000 at March 31, 2015 compared to March 31, 2014.  The decrease in accumulated other comprehensive loss of $331,000 to $1,306,000 at March 31, 2015 from $1,637,000 at March 31, 2014 is primarily a result of an increase in unrealized gains on available for sale securities from an unrealized gain of $1,088,000 at March 31, 2014 to an unrealized gain of $3,291,000 at March 31, 2015.  The amount of accumulated other comprehensive loss at March 31, 2015 was also impacted by the change in net excess of the projected benefit obligation over the market value of the plan assets of the defined benefit pension plan resulting in an increase in the net loss of $1,872,000 to $4,597,000 at March 31, 2015.  The current level of shareholders’ equity equates to a book value per share of $28.57 at March 31, 2015 compared to $27.45 at March 31, 2014 and an equity to asset ratio of 10.80% at March 31, 2015 compared to 10.87% at March 31, 2014.  Excluding goodwill and intangibles, book value per share was $24.72 at March 31, 2015 compared to $23.55 at March 31, 2014.  Dividends declared for each of the three months ended March 31, 2015 and 2014 were $0.47 per share.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates fourteen branch offices providing financial services in Lycoming, Clinton, Centre, and Montour Counties, and Luzerne Bank, which operates eight branch offices providing financial services in Luzerne County.  Investment and insurance products are offered through Jersey Shore State Bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. Because certain of these items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein: (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; and (v) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Previous press releases and additional information can be obtained from the Company’s website at www.jssb.com.

Contact:	Richard A. Grafmyre, President and Chief Executive Officer
300 Market Street
Williamsport, PA 17701
	570-322-1111	e-mail: pwod@pwod.com

THIS INFORMATION IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

PENNS WOODS BANCORP, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	March 31,
(In Thousands, Except Share Data)	2015	2014	% Change
ASSETS
Noninterest-bearing balances	$20,871	$24,913	(16.22)%
Interest-bearing balances in other financial institutions	901	14,582	(93.82)%
Federal funds sold	—	168	(100.00)%
Total cash and cash equivalents	21,772	39,663	(45.11)%

Investment securities, available for sale, at fair value	225,302	276,033	(18.38)%
Loans held for sale	1,063	1,647	(35.46)%
Loans	943,870	820,611	15.02%
Allowance for loan losses	(10,826)	(8,520)	27.07%
Loans, net	933,044	812,091	14.89%
Premises and equipment, net	20,847	20,418	2.10%
Accrued interest receivable	4,326	4,514	(4.16)%
Bank-owned life insurance	26,165	25,430	2.89%
Investment in limited partnerships	1,395	2,056	(32.15)%
Goodwill	17,104	17,104	—%
Intangibles	1,373	1,709	(19.66)%
Deferred tax asset	7,801	7,984	(2.29)%
Other assets	8,641	8,488	1.80%
TOTAL ASSETS	$1,268,833	$1,217,137	4.25%

LIABILITIES
Interest-bearing deposits	$750,258	$764,286	(1.84)%
Noninterest-bearing deposits	246,231	218,740	12.57%
Total deposits	996,489	983,026	1.37%

Short-term borrowings	30,625	14,127	116.78%
Long-term borrowings	86,176	71,202	21.03%
Accrued interest payable	439	388	13.14%
Other liabilities	18,100	16,089	12.50%
TOTAL LIABILITIES	1,131,829	1,084,832	4.33%

SHAREHOLDERS’ EQUITY
Preferred stock, no par value, 3,000,000 shares authorized; no shares issued	—	—	n/a
Common stock, par value $8.33, 15,000,000 shares authorized; 5,003,169 and 5,000,561 shares issued	41,693	41,671	0.05%
Additional paid-in capital	49,914	49,823	0.18%
Retained earnings	54,205	48,758	11.17%
Accumulated other comprehensive loss:
Net unrealized gain on available for sale securities	3,291	1,088	202.48%
Defined benefit plan	(4,597)	(2,725)	(68.70)%
Treasury stock at cost, 207,444 and 180,596 shares	(7,502)	(6,310)	18.89%
TOTAL SHAREHOLDERS’ EQUITY	137,004	132,305	3.55%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,268,833	$1,217,137	4.25%

PENNS WOODS BANCORP, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)

	Three Months Ended March 31,
(In Thousands, Except Per Share Data)	2015	2014	% Change
INTEREST AND DIVIDEND INCOME:
Loans including fees	$9,323	$8,813	5.79%
Investment securities:
Taxable	1,014	1,458	(30.45)%
Tax-exempt	767	931	(17.62)%
Dividend and other interest income	293	127	130.71%
TOTAL INTEREST AND DIVIDEND INCOME	11,397	11,329	0.60%

INTEREST EXPENSE:
Deposits	743	758	(1.98)%
Short-term borrowings	19	15	26.67%
Long-term borrowings	524	469	11.73%
TOTAL INTEREST EXPENSE	1,286	1,242	3.54%

NET INTEREST INCOME	10,111	10,087	0.24%

PROVISION FOR LOAN LOSSES	700	485	44.33%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	9,411	9,602	(1.99)%

NON-INTEREST INCOME:
Service charges	553	595	(7.06)%
Securities gains, net	661	393	68.19%
Bank-owned life insurance	188	370	(49.19)%
Gain on sale of loans	299	290	3.10%
Insurance commissions	234	420	(44.29)%
Brokerage commissions	245	271	(9.59)%
Other	1,080	872	23.85%
TOTAL NON-INTEREST INCOME	3,260	3,211	1.53%

NON-INTEREST EXPENSE:
Salaries and employee benefits	4,470	4,503	(0.73)%
Occupancy	628	630	(0.32)%
Furniture and equipment	595	671	(11.33)%
Pennsylvania shares tax	224	244	(8.20)%
Amortization of investments in limited partnerships	165	165	—%
Federal Deposit Insurance Corporation deposit insurance	215	178	20.79%
Marketing	129	110	17.27%
Intangible amortization	82	92	(10.87)%
Other	1,960	2,050	(4.39)%
TOTAL NON-INTEREST EXPENSE	8,468	8,643	(2.02)%

INCOME BEFORE INCOME TAX PROVISION	4,203	4,170	0.79%
INCOME TAX PROVISION	848	701	20.97%
NET INCOME	$3,355	$3,469	(3.29)%

EARNINGS PER SHARE - BASIC AND DILUTED	$0.70	$0.72	(2.78)%

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC AND DILUTED	4,801,505	4,819,575	(0.37)%

DIVIDENDS DECLARED PER SHARE	$0.47	$0.47	—%

PENNS WOODS BANCORP, INC.
AVERAGE BALANCES AND INTEREST RATES

	Three Months Ended
	March 31, 2015			March 31, 2014
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$36,183	$383	4.30%	$27,190	$306	4.57%
All other loans	891,877	9,070	4.12%	770,656	8,611	4.53%
Total loans	928,060	9,453	4.13%	797,846	8,917	4.53%

Federal funds sold	—	—	—%	562	—	—%

Taxable securities	143,421	1,303	3.63%	176,725	1,577	3.57%
Tax-exempt securities	87,825	1,162	5.29%	97,131	1,411	5.81%
Total securities	231,246	2,465	4.26%	273,856	2,988	4.36%

Interest-bearing deposits	6,539	4	0.25%	16,043	8	0.20%

Total interest-earning assets	1,165,845	11,922	4.14%	1,088,307	11,913	4.42%

Other assets	96,043			116,465

TOTAL ASSETS	$1,261,888			$1,204,772

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$141,762	14	0.04%	$139,756	32	0.09%
Super Now deposits	190,438	129	0.27%	176,806	157	0.36%
Money market deposits	205,243	136	0.27%	206,812	133	0.26%
Time deposits	216,775	464	0.87%	232,182	436	0.76%
Total interest-bearing deposits	754,218	743	0.40%	755,556	758	0.41%

Short-term borrowings	28,229	19	0.27%	20,101	15	0.30%
Long-term borrowings	84,009	524	2.50%	71,202	469	2.63%
Total borrowings	112,238	543	1.94%	91,303	484	2.12%

Total interest-bearing liabilities	866,456	1,286	0.60%	846,859	1,242	0.59%

Demand deposits	240,750			212,152
Other liabilities	17,145			14,608
Shareholders’ equity	137,537			131,153

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,261,888			$1,204,772
Interest rate spread			3.54%			3.83%
Net interest income/margin		$10,636	3.69%		$10,671	3.96%

	Three Months Ended March 31,
	2015	2014
Total interest income	$11,397	$11,329
Total interest expense	1,286	1,242
Net interest income	10,111	10,087
Tax equivalent adjustment	525	584
Net interest income (fully taxable equivalent)	$10,636	$10,671

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	3/31/2015	12/31/2014	9/30/2014	6/30/2014	3/31/2014
Operating Data
Net income	$3,355	$2,883	$4,793	$3,463	$3,469
Net interest income	10,111	10,208	10,218	10,131	10,087
Provision for loan losses	700	1,605	460	300	485
Net security gains	661	490	2,145	487	393
Non-interest income, ex. net security gains	2,599	2,954	2,779	2,442	2,818
Non-interest expense	8,468	8,512	8,313	8,422	8,643

Performance Statistics
Net interest margin	3.69%	3.73%	3.78%	3.83%	3.96%
Annualized return on average assets	1.06%	0.93%	1.56%	1.13%	1.15%
Annualized return on average equity	9.76%	8.33%	13.95%	10.29%	10.58%
Annualized net loan charge-offs to average loans	0.20%	0.12%	0.01%	—%	1.06%
Net charge-offs	453	276	21	9	2,109
Efficiency ratio	66.0%	64.0%	63.3%	66.3%	66.3%

Per Share Data
Basic earnings per share	$0.70	$0.60	$0.99	$0.72	$0.72
Diluted earnings per share	0.70	0.60	0.99	0.72	0.72
Dividend declared per share	0.47	0.47	0.47	0.47	0.47
Book value	28.57	28.30	28.49	28.17	27.45
Common stock price:
High	48.91	49.26	48.79	48.37	50.95
Low	44.41	42.18	42.25	43.21	43.19
Close	48.91	49.26	42.25	47.10	48.78
Weighted average common shares:
Basic	4,802	4,805	4,820	4,820	4,820
Fully Diluted	4,802	4,805	4,820	4,820	4,820
End-of-period common shares:
Issued	5,003	5,003	5,002	5,001	5,001
Treasury	207	198	192	181	181

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	3/31/2015	12/31/2014	9/30/2014	6/30/2014	3/31/2014
Financial Condition Data:
General
Total assets	$1,268,833	$1,245,011	$1,227,122	$1,222,847	$1,217,137
Loans, net	933,044	905,000	881,477	847,521	812,091
Goodwill	17,104	17,104	17,104	17,104	17,104
Intangibles	1,373	1,456	1,538	1,621	1,709
Total deposits	996,489	981,419	989,128	981,826	983,026
Noninterest-bearing	246,231	243,378	232,588	228,758	218,740

Savings	143,222	139,278	141,170	141,362	142,030
NOW	186,788	177,970	183,056	176,066	191,191
Money Market	204,352	204,535	213,725	212,782	202,893
Time Deposits	215,896	216,258	218,589	222,858	228,172
Total interest-bearing deposits	750,258	738,041	756,540	753,068	764,286

Core deposits*	780,593	765,161	770,539	758,968	754,854
Shareholders’ equity	137,004	135,967	137,004	135,802	132,305

Asset Quality
Non-performing assets	$11,157	$12,248	$12,294	$11,979	$10,614
Non-performing assets to total assets	0.88%	0.98%	1.00%	0.98%	0.87%
Allowance for loan losses	10,826	10,579	9,250	8,811	8,520
Allowance for loan losses to total loans	1.15%	1.16%	1.04%	1.03%	1.04%
Allowance for loan losses to non-performing loans	97.03%	86.37%	75.24%	73.55%	80.27%
Non-performing loans to total loans	1.18%	1.34%	1.38%	1.40%	1.29%

Capitalization
Shareholders’ equity to total assets	10.80%	10.92%	11.16%	11.11%	10.87%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and Non-GAAP Financial Measures

	Three Months Ended March 31,
(Dollars in Thousands, Except Per Share Data)	2015	2014
GAAP net income	$3,355	$3,469
Less: net securities and bank-owned life insurance gains, net of tax	436	433
Non-GAAP operating earnings	$2,919	$3,036

	Three Months Ended March 31,
	2015	2014
Return on average assets (ROA)	1.06%	1.15%
Less: net securities and bank-owned life insurance gains, net of tax	0.13%	0.14%
Non-GAAP operating ROA	0.93%	1.01%

	Three Months Ended March 31,
	2015	2014
Return on average equity (ROE)	9.76%	10.58%
Less: net securities and bank-owned life insurance gains, net of tax	1.27%	1.32%
Non-GAAP operating ROE	8.49%	9.26%

	Three Months Ended March 31,
	2015	2014
Basic earnings per share (EPS)	$0.70	$0.72
Less: net securities and bank-owned life insurance gains, net of tax	0.09	0.09
Non-GAAP basic operating EPS	$0.61	$0.63

	Three Months Ended March 31,
	2015	2014
Dilutive EPS	$0.70	$0.72
Less: net securities and bank-owned life insurance gains, net of tax	0.09	0.09
Non-GAAP dilutive operating EPS	$0.61	$0.63